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                                                                   Exhibit 23.1


        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K into the Company's previously filed Registration Statements on Form S-3 File No. 333-96207, Form S-8 File No. 333-38458, and Form S-8 File No. 33-64805.


                                        Harper & Pearson Company


June 14, 2000